SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 14, 1997

                             BRAZOS SPORTSWEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                       0-18054
     (STATE OF INCORPORATION)                      (COMMISSION FILE NUMBER)

                                   91-1770931
                       (IRS EMPLOYER IDENTIFICATION NO.)

                              3860 VIRGINIA AVENUE
                             CINCINNATI, OHIO 45227
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 272-3600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On March 14, 1997, Brazos Sportswear, Inc., formerly Sun Sportswear, Inc. (the "Company"), reported the closing of the previously announced merger between BSI Holdings, Inc. ("BSI") and Sun Sportswear, Inc. Following the merger, Sun Sportswear, Inc. was reincorporated in Delaware and changed its name to "Brazos Sportswear, Inc.," and its common stock began trading on the Nasdaq National Market under the ticker symbol "BRZS." The March 14, 1997 news release of the Company concerning the closing of this transaction and a copy of the agreements entered into in connection therewith have been filed with the Securities and Exchange Commission. This summary description of the transaction does not purport to be complete and is qualified by reference to such press release and exhibits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The required financial statements have previously been filed in the Company's proxy statement/prospectus dated February 14, 1996.

      (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial statements will be filed by amendment to this Form 8-K.

      (c) EXHIBITS.

         99.1   Press Release.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         DATED this 14th day of March, 1997.


                                          BRAZOS SPORTSWEAR, INC.

                                          By:   /s/ F. CLAYTON CHAMBERS
                                                    F. Clayton Chambers,
                                                    Vice President and Chief
                                                    Financial Officer
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